                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Specialty Teleconstructors, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        SPECIALTY TELECONSTRUCTORS, INC.
                              12001 Hwy. 14 North
                         Cedar Crest, New Mexico 87008


                                                                October __, 1997


DEAR STOCKHOLDER:

     You are cordially invited to attend the annual meeting of the stockholders (the "Annual Meeting") of Specialty Teleconstructors, Inc. (the "Company") to be held on November 21, 1997, at 10:00 a.m., Mountain Standard Time, at the La Posada de Albuquerque Hotel, 125 Second Street, N.W., Albuquerque, New Mexico 87102.

     Matters to be considered and voted upon at the Annual Meeting include: (i) proposals to amend the Company's Articles of Incorporation, as amended, to provide for staggered terms for directors; the creation of a class of Preferred Stock; increasing the number of shares of common Stock which the Company is authorized to issue from 10,000,000 to 20,000,000; and special voting requirements for amending the Company's Bylaws and Articles; (ii) the election of six (6) directors to either staggered or one-year terms; (iii) a proposal to approve and ratify the Company's 1997 Stock Incentive Plan; (iv) a proposal to ratify certain stock options granted under the Company's 1997 Stock Incentive Plan to employees of the Company or its subsidiaries in connection with certain recent acquisitions; and (v) ratification of the Board of Directors' appointment of KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending June 30, 1998. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997 accompanies this Proxy Statement.

     We look forward to seeing you at the Annual Meeting. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.


                                        Sincerely,



                                        Michael R. Budagher
                                        Chairman of the Board, President,
                                        Chief Executive Officer and Treasurer

                        SPECIALTY TELECONSTRUCTORS, INC.
                              12001 Hwy. 14 North
                         Cedar Crest, New Mexico 87008

                             --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held On November 21, 1997

                             --------------------

TO THE STOCKHOLDERS OF SPECIALTY TELECONSTRUCTORS, INC.:

          The Annual Meeting of the Stockholders of Specialty Teleconstructors, Inc., a Nevada corporation (the "Company"), will be held on November 21, 1997, at 10:00 a.m., Mountain Standard Time, at the La Posada de Albuquerque Hotel, 125 Second Street, N.W., Albuquerque, New Mexico, 87102, for the following purposes:

          1. To amend the Company's Articles of Incorporation, as amended, to provide for the following:

                (a) Staggered terms for directors;

                (b) The creation of a class of Preferred Stock;

                (c) Increasing the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 20,000,000; and

                (d) Special voting requirements for amending the Company's Bylaws and Articles.

     2. (a) If Proposal 1(a) is approved, to elect a staggered Board of Directors consisting of three classes to serve initially for one, two and three-year terms, converting into three-year terms upon expiration of the original term, and until their successors are elected; or

                (b) If Proposal 1(a) is not approved, to elect six directors to serve one-year terms and until their successors are elected.

     3. To consider and vote upon a proposal to approve and ratify the Company's 1997 Stock Incentive Plan.

     4. To consider and vote upon a proposal to approve and ratify certain stock options granted under the Company's 1997 Stock Incentive Plan to employees of the Company or its subsidiaries in connection with certain recent acquisitions.

     5. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.

     6. To transact any other business which may properly come before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on October 20, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's principal executive office.

     You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, please promptly mark, sign, date and return the enclosed proxy card in the envelope provided herewith. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so at the Annual Meeting.

     Please read the enclosed proxy material carefully. Your vote is important. The Company appreciates your cooperation in considering and acting on the matters presented.

Dated: October __, 1997                         By Order of the Board of
Directors

                                                      DENNIS K. HARTNETT
                                                      Secretary

IT IS IMPORTANT THAT YOU COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR SIGNED PROXY CARD CAN HELP THE COMPANY AVOID THE EXPENSE OF DUPLICATE PROXY SOLICITATIONS.

                        SPECIALTY TELECONSTRUCTORS, INC.
                              12001 Hwy. 14 North
                         Cedar Crest, New Mexico 87008

                             --------------------

                                PROXY STATEMENT

                        To Be Held On November 21, 1997

                             --------------------

GENERAL

          The enclosed proxy is solicited by the Board of Directors of Specialty Teleconstructors, Inc. (the "Company"), a Nevada corporation, for use at the annual meeting of stockholders of the Company to be held on November 21, 1997, at 10:00 a.m., Mountain Standard Time, at the La Posada de Albuquerque Hotel, 125 Second Street, N.W., Albuquerque, New Mexico, 87102, or any adjournment(s) or postponement(s) thereof (the "Annual Meeting"). These proxy materials and the related form of proxy were first mailed to the Company's stockholders on or about October __, 1997.

          The mailing address of the Company's principal executive offices is 12001 Hwy 14 North, Cedar Crest, New Mexico 87008.

PURPOSE OF ANNUAL MEETING

          The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS

          The record date (the "Record Date") for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as October 20, 1997. At the close of business on the Record Date, __________, shares of the Company's Common Stock were issued and outstanding. Stockholders will vote at the Annual Meeting as a single class on all matters, with each holder of shares of Common Stock entitled to one vote per share held. All matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each matter. Pursuant to the Company's Bylaws, no stockholder is entitled to cumulate his or her votes.

          The majority of the aggregate of the outstanding shares of the Company's Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions may be specified on all proposals except the election of directors. Abstentions and broker nonvotes (shares held by a broker or other nominee having discretionary power to vote on some matters but not others) are counted as being present for purposes of determining a quorum. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these nonvoted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

          Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made on proxies, such proxies will be voted FOR the creation of staggered terms for directors, FOR the creation of a class of Preferred Stock, FOR the increase in the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 20,000,000, FOR the imposition of special voting requirements for amending the Company's Bylaws and Articles, FOR the election of all nominees named under the caption "Election of Directors" as directors of the Company, FOR the approval of the 1997 Stock Incentive Plan, FOR the propsal to approve and ratify certain stock options granted under the Company's 1997 Stock Incentive Plan to employees of the Company or its subsidiaries in connection with certain recent acquisitions and FOR the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.

          At the Record Date, directors and executive officers of the Company may be deemed to be the beneficial owners of an aggregate of _________ shares of Common Stock (excluding shares issuable upon exercise of outstanding stock options) constituting approximately ____% of the total voting power of all of the outstanding securities of the Company which are entitled to vote at the Annual Meeting. Such directors and executive officers have indicated to the Company that each such person intends to vote or direct the vote of all shares of each class of Common Stock held or owned by such persons, or over which such person has voting control, in favor of all of the Proposals. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

REVOCABILITY OF PROXIES

          The enclosed proxy is revocable at any time before it is voted. A proxy may be revoked by the holder of record by filing with the Company's Secretary, at the Company's principal executive office, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy. Proxies may also be revoked by any stockholder present at the Annual Meeting who elects to vote his or her shares in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION

          The enclosed proxy is being solicited by the Company's Board of Directors. The Company will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional material furnished to the stockholders. Copies of the solicitation materials will be furnished to brokerage houses and others to forward to the beneficial owners. The Company may reimburse such persons for their expenses in forwarding solicitation materials. Solicitation will be made primarily through the use of the mail, but may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company.

          In the discretion of management, the Company reserves the right to retain a professional firm of proxy solicitors to assist in solicitation of proxies. Although management does not currently expect to retain such a firm, it estimates that the fees of such firm would range from $5,000 to $10,000 plus out-of-pocket expenses, all of which would be paid by the Company.

                             ADDITIONAL INFORMATION

          A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997 accompanies this Proxy Statement. In addition, the Company will furnish without charge to any stockholder, upon written or oral request, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997 and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act of 1934, as amended (the "Exchange Act"). Requests for such documents as well as any questions concerning the voting of your shares should be directed to Dennis K. Hartnett, Corporate Secretary of Specialty Teleconstructors, Inc., 12001 Hwy. 14 North, Cedar Crest, New Mexico 87008, telephone number (505) 281-2197, ext. 102.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of October 8, 1997, the number and percentage ownership of the Company's Common Stock by (i) all persons known to the Company to beneficially own more than 5% of the outstanding Common Stock (based upon reports filed by such persons with the Commission), (ii) each of the named executive officers in the Summary Compensation Table which appears elsewhere herein, (iii) each director of the Company and director nominee named under "Election of Directors," and (iv) all executive officers and directors of the Company as a group. To the Company's knowledge, except as otherwise indicated, each of the persons named in this table has sole voting and investment power with respect to the Common Stock shown as beneficially owned, subject to community property and similar laws, where applicable.

Name and Address of                                  Amount and Nature of      Percent
Beneficial Owner                                     Beneficial Ownership    of Class(1)
----------------                                    -----------------------  -----------
Michael R. Budagher                                       2,355,000(2)          29.4%
12001 Hwy 14 North
Cedar Crest, New Mexico 87001

Ernie L. Carpenter                                                0                0%
4740 Ridge Drive NE
Salem, Oregon 97303

Tommie R. Carpenter                                       2,380,000             29.7%
888 Coburn St. South
Salem, Oregon 97302

John D. Emery                                                11,500(3)            *
1613 University Blvd.
Albuquerque, New Mexico 87102

Terry D. Farmer                                               8,000               *
Moses, Dunn, Farmer & Tuthill, P.C.
612 First Street N.W.
Albuquerque, New Mexico 87102

Dennis K. Hartnett                                           30,000(4)            *
12001 Hwy 14 North
Cedar Crest, New Mexico 87001

Frank D. Lackey                                             268,000(5)           3.3%
15800 Sonoma Ct.
Edmond, Oklahoma 73013

Jon D. Word                                                  10,000(3)            *
10526 City Lights Drive, N.E.
Albuquerque, New Mexico 87111

All directors and executive officers as a group,          2,682,500(6)          33.5%
including those names above (7 persons)

----------------
*Less than 1.0%

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(2)  Consists entirely of shares owned by the Budagher Family Limited
     Partnership #1 (the "Budagher Family   Partnership") of which Michael R.
     Budagher is the sole general partner. As the sole general partner of the Budagher Family Partnership, Michael R. Budagher has sole voting and investment power with respect to these shares.
(3)  Includes 10,000 shares subject to options exercisable within 60 days.
(4) Includes 30,000 shares subject to options exercisable within 60 days. (Footnotes continued on following page)

(5) Includes 252,000 shares owned by Mr. Lackey as Co-Trustee for the Frank D. Lackey Revocable Trust and 16,000 shares owned by the Jo LaVern Lackey Revocable Trust of which Mr. Lackey is Co-Trustee. Of the shares of Common Stock beneficially owned by Mr. Lackey, Mr. Lackey has the shared power, with Mrs. Lackey, to vote, or to direct the vote of, and to dispose, or to direct the disposition of 268,000 shares and the sole power to vote, or to direct the vote of, and to dispose, or to direct the disposition of 0 shares.
(6)  Includes 50,000 shares subject to options exercisable within 60 days.

         DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The following table sets forth information regarding the directors, nominees for director and executive officers of the Company:

Name                      Age                   Position
----                      ---                   --------

Michael R. Budagher(1)     39  Chairman of the Board, President, Chief
                               Executive Officer, Treasurer and Director

Ernie L. Carpenter         57  Director

John D. Emery(2)(3)        49  Director

Terry D. Farmer(2)(3)      47  Acting Secretary and Director

Dennis K. Hartnett         43  Chief Accounting Officer, Secretary and
                               Assistant Treasurer

Frank D. Lackey            60  Director

Jon D. Word(2)(3)          36  Director

--------------------
(1) Mr Budagher is the sole member of the Secondary Stock
    Option Committee of the Board of Directors.
(2) Mr. Farmer served as Acting Secretary of the Company from June 14, 1996 until July 8, 1996.
(3) Mr. Hartnett was appointed Secretary and Assistant Treasurer of the Company effective July 8, 1996.
(4) Member of the Compensation and Primary Stock Option Committee of the Board of Directors.
(5) Member of the Audit Committee of the Board of Directors.

     Directors hold office until their term expires and until their successors have been elected and qualified. Officers are appointed annually and serve at the discretion of the Board of Directors. There are no family relationships among executive officers or directors and nominees for director of the Company.

     Mr. Budagher founded the Company in 1981. Mr. Budagher has been Chairman of the Board, President, Chief Executive Officer and a Director of the Company since its inception and Treasurer of the Company since June, 1996. Mr. Budagher is also a founder, stockholder and President of Specialty Antenna Site Resources, Inc. ("SASR") and a founder and President of Specialty Constructors Coatings, Inc. ("SCC"). See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     Mr. Carpenter was elected to the Board of Directors in September, 1997. From March, 1997 to the present, Mr. Carpenter has been President and Chief Executive Officer of Microwave Tower Service, Inc., which became a wholly-owned subsidiary of the Company on June 30, 1997. For more than five years prior to March 1997, Mr. Carpenter was Controller of Microwave Tower Services, Inc.

     Mr. Emery has been a Director of the Company since 1994. For more than five years, Mr. Emery has been President of Corporate Development Center, Inc., a consulting firm specializing in assisting fast growth companies, arranging mergers and acquisitions, rendering expert valuations, and providing crisis management services to businesses.

In August, 1997, Mr. Emery founded Growth Dynamics, LLC, which provides consulting and other services primarily to new or recently formed high technology companies. Mr. Emery also teaches Entrepreneurship, Business Ethics and Organizational Environment, and Business Policy and Strategy at the University of New Mexico. Mr. Emery holds a Master of Business Administration from the Harvard Business School.

     Mr. Farmer has been a Director of the Company since 1994. Mr. Farmer has been a stockholder, officer and director of the Albuquerque law firm of Moses,
Dunn, Farmer & Tuthill, P.C. for more than five years.   Mr. Farmer is a past
President of the Albuquerque Lawyers Club and the Young Lawyers Division of the State Bar of New Mexico. In 1994, Mr. Farmer was elected a fellow in the New Mexico Bar Foundation. See " CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     Mr. Hartnett became employed by the Company in June, 1996 and was appointed Chief Accounting Officer, Secretary and Assistant Treasurer of the Company in July, 1996. From February, 1996 to June, 1996, Mr. Hartnett was Chief Financial Officer of New Mexico Mortgage Company, Inc. From April, 1995 to February, 1996, Mr. Hartnett was self-employed as an independent accounting and management consultant. From March, 1991 to April, 1995, Mr. Hartnett was a Senior Asset Manager for Northcorp Realty Advisors, Inc.

     Mr. Lackey was elected to the Board of Directors in May, 1997. From May 14, 1997 to the present, Mr. Lackey has served as Chairman of the Board of Novak & Lackey Construction Co., Inc., which became a wholly-owned subsidiary of the Company on May 14, 1997. From March 1975 until May 14, 1997, Mr. Lackey was the President and Chief Executive Officer of Novak & Lackey Construction Co., Inc.

     Mr. Word has been a Director of the Company since 1994. Mr. Word has been President and Chief Executive Officer of Contact New Mexico, L.P., a paging and messaging service provider in New Mexico and Southern Colorado since August, 1992. Mr. Word also is an owner and director of Rural Telco, Inc., a cellular telephone provider in North Carolina and is President and Director of Word SMR, Inc. which holds specialized mobile radio licenses in several locations throughout the United States. In 1991 and 1992, Mr. Word was a consultant in the wireless telecommunications industry and from 1988 through 1991 he was Vice President of Operations for Cellular Information Systems, Inc., a wireless communications company. Mr. Word received a Bachelor of Science Degree from Texas A&M University in 1984.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     The following table sets forth the compensation earned by Michael R. Budagher, the Company's President, Chief Executive Officer and Treasurer, Ernie
L. Carpenter, the President and Chief Executive Officer of Microwave Tower Service, Inc., an Oregon corporation ("MTS") and a wholly-owned subsidiary of the Company and Frank D. Lackey, the Chairman of the Board of Novak & Lackey Construction Co., Inc., an Oklahoma corporation ("N&L") and a wholly-owned subsidiary of the Company ( the "Named Executive Officers") for each of the three fiscal years ended June 30, 1997, 1996 and 1995. Except as set forth in the following table, no executive officer of the Company received total cash salary and bonus during the fiscal year ended June 30, 1997 exceeding $100,000. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for fiscal 1997 resigned or terminated employment during that year.

                           SUMMARY COMPENSATION TABLE

                                          Annual Compensation              Long Term Compensation
                                          -------------------              ----------------------
                                                                                Awards         Payouts
                                                                       ----------------------  -------
                                                           Other       Restricted  Securities            All other
Name and                                                   Annual        Stock     Underlying    LTIP     Compen-
Principal                   Salary  Bonus     Comp.       Award(s)      Options/    Payouts     sation
Position                     Year    ($)       ($)          ($)           ($)        SARs(#)     ($)       ($)
--------                    ------ ------    --------     --------      --------   ----------   ------  ----------
Michael R. Budagher          1997   85,000         --        --           --          --         --        850(1)
President, Chief Executive
Officer and Treasurer        1996   85,000         --        --           --          --         --         --
                             1995  100,000         --        --           --          --         --     16,374(1)

Ernie L. Carpenter           1997  116,667    110,000        --           --          --         --         --
President and Chief          1996   50,000     35,000        --           --          --         --         --
Executive Officer            1995   50,000     15,000        --           --          --         --         --
Microwave Tower
Service, Inc.

Frank D. Lackey              1997   66,310    143,000        --           --          --         --         --
Chairman of the Board        1996   65,520    200,000        --           --          --         --         --
Novak & Lackey               1995   65,520     79,600        --           --          --         --         --
Construction Co., Inc.

================================================================================
(1) Reflects employer contributions under the Specialty Constructors, Inc. Profit Sharing Plan.

Stock Options, SARs, Long-Term Incentive Plan Awards

     No stock options, SARs or awards under any long-term incentive plan were granted to any Named Executive Officer in the fiscal year ended June 30, 1997. At June 30, 1997 no Named Executive Officer held any unexercised stock options or SARs and no such stock options or SARs were exercised during the fiscal year ended June 30, 1997.

Employment Contracts, Termination of Employment Agreements and Change of Control Arrangements

     The Company currently has an employment agreement in effect with Dennis K. Hartnett with respect to his service as the Company's Chief Accounting Officer. Mr. Hartnett's employment agreement was entered into on June 30, 1996 and provides for his employment by the Company as its Chief Accounting Officer at an annual salary of $75,000 and the grant to Mr. Hartnett of options to purchase 30,000 shares of Common Stock pursuant to the Company's Amended and Restated 1994 Stock Option Plan (the "Restated 1994 Stock Option Plan"). Mr. Hartnett's employment agreement expires June 30, 2000 unless extended by the parties and contains confidentiality, non-disclosure and non-compete provisions.

     MTS currently has an employment agreement in effect with Mr. Carpenter with respect to his service as President and Chief Executive Officer of MTS and N&L also a wholly-owned subsidiary of the Company, currently has an employment agreement in effect with Mr. Lackey with respect to his service as Chairman of the Board of N&L.

     Mr. Carpenter's employment agreement was entered into on June 30, 1997 and provides for his continued employment by MTS as its President and Chief
Executive Officer at an annual salary of $150,000.   Mr. Carpenter's employment
agreement expires June 30, 2000 unless extended by the parties and contains confidentiality, non-disclosure and non-compete provisions.

     Mr. Lackey's employment agreement was entered into on May 14, 1997 and provides for his continued employment by N&L as its Chairman of the Board at an annual salary of $50,000. Mr. Lackey's employment agreement expires May 14, 1999 unless extended by the parties and contains confidentiality, non-disclosure and non-compete provisions.

     With the exception of Mr. Hartnett, the Company does not currently have any employment contracts in effect with any of its executive officers. The Company provides incentives such as salary, benefits and option grants (which are typically subject to a three year vesting schedule) to attract and retain executive officers and other key employees.

     On June 30, 1997, the Company, through a wholly-owned subsidiary, merged (the "MTS Merger") with Microwave Tower Service, Inc., an Oregon corporation ("MTS"). In connection with the MTS Merger, the Company issued 2,380,000 shares of Common Stock to the former sole stockholder of MTS for all of the outstanding shares of MTS common stock. As a result of the MTS Merger, MTS became a wholly-owned subsidiary of the Company. Also as result of the MTS Merger, the vesting schedules for all options under the Restated 1994 Stock Option Plan outstanding on June 30, 1997 were accelerated.

     The Compensation and Primary Stock Option Committee, as Plan Administrator of the 1997 Stock Incentive Plan, will have the authority to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by such individual, in connection with the termination of the individual's employment following an acquisition in which these options are assumed or the repurchase rights with respect to the unvested shares are assigned or certain hostile changes in control of the Company. Other than such accelerated vesting, there is no agreement or policy which would entitle any executive officers to severance payments or any other compensation as a result of such officer's termination.

Compensation of Directors

     Directors receive $500 for each Board of Directors meeting attended and reimbursement for expenses incurred in attending such meetings. In addition, Directors who serve on committees receive $100 per hour for time spent attending meetings of such committees.

Equity Incentive Plans

The Restated 1994 Stock Option Plan

     The Company's 1994 Stock Option Plan was approved by the Board of Directors and Stockholders of the Company on May 16, 1994 to provide for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 as amended. A total of 100,000 shares of Common Stock was originally authorized and reserved for issuance under the 1994 Stock Option Plan subject to adjustment to reflect changes in the Company's capitalization in the case of a stock split, stock dividend or similar event. During fiscal 1996, the Board of Directors approved the amendment and restatement of the 1994 Stock Option Plan (as amended and restated, the "Restated 1994 Stock Option Plan") to increase the number of shares authorized for issuance under the Company's 1994 Stock Option Plan from 100,000 to 400,000. The Restated 1994 Stock Option Plan and the grant of certain options under the Restated 1994 Stock Option Plan to employees and advisors during fiscal 1996 were approved by a vote of the holders of a majority of the Company's outstanding Common Stock on November 1, 1996. The Restated 1994 Stock Option Plan is administered by the Compensation and Primary Stock Option Committee, which consists of the Company's three Outside Directors. Under the Restated 1994 Stock Option Plan, the term "Outside Directors" means only those directors of the Company or a subsidiary of the Company who are not regular salaried employees of either the Company or a subsidiary as of the date the option is granted. The Compensation Committee has the sole authority to interpret the Restated 1994 Stock Option Plan; provided that, (i) the exercise price of each option granted under the Restated 1994 Stock Option Plan may not be less than the fair market value of the Common Stock on the day of the grant of the option, (ii) the exercise price must be paid in cash and or stock upon exercise of the option, (iii) no option may be exercisable for more than ten (10) years after the date of grant, and (iv) no option is transferable other than by will or the laws of descent and distribution. No option is exercisable after an optionee who is an employee of the Company ceases to be employed by the Company or a subsidiary of the Company, subject to the right of the Compensation Committee to extend the exercise period for not more than 90 days following the date of termination of an optionee's employment. An optionee who was a director or advisor may exercise his option at any time within 90 days after such optionee's status as a director or advisor terminates to the extent he was entitled to exercise such option at the date of termination of his status. If an optionee's employment is terminated by reason of disability, the Compensation Committee has the authority to extend the exercise period for not more than one year following the date of termination of the optionee's employment or service as an advisor or director. If an optionee dies and shall hold options not fully exercised, such options may be exercised in whole or in part within one year of the optionee's death by the executors or administrators of the optionee's estate or by the optionee's heirs.

     As of October 8, 1997, (i) 394,325 options had been issued under the Restated 1994 Stock Option Plan of which 44,955 had been exercised and 349,370 remained outstanding, and (ii) 5,675 options remained available for future issuance under the Restated 1994 Stock Option Plan. A total of 315,000 options were granted under the Restated 1994 Stock Option Plan during the fiscal year ended June 30, 1997.

     As result of the MTS Merger, all options issued and outstanding under the Restated 1994 Stock Option Plan on June 30, 1997 (394,325 options) vested and became exercisable.

The Outside Directors' Stock Option Plan

     The Company's 1994 Outside Directors' Stock Option Plan (the "Outside Directors' Stock Option Plan") was approved by the Board of Directors and Stockholders of the Company on May 16, 1994. A total of 50,000 shares of Common Stock has been authorized and reserved for issuance under the Outside Directors' Stock Option Plan, subject to adjustment to reflect changes in the Company's capitalization in the case of a stock split, stock dividend or similar event. The Outside Directors' Stock Option Plan is currently administered by the entire Board of Directors. Currently, the Board of Directors has the sole authority to interpret the Outside Directors' Stock Option Plan to determine the persons to whom options will be granted, to determine the basis upon which the options will be granted and to determine the exercise price, duration and other terms of options to be granted under the Outside Directors' Stock Option Plan; provided that, (i) the exercise price of each option granted under the Plan may not be less than the fair market value of the Common Stock on the day of the grant of the option, (ii) the exercise price must be paid in cash and or stock upon exercise of the option, (iii) no option may be exercisable for more than 10 years after the date of grant, and (iv) no option is transferable other than by will or the laws of descent and distribution. If an optionee's status as an Outside Director is terminated for any reason other than death, the optionee may exercise his option at any time within 90 days after such termination to the extent it was then exercisable. If an optionee dies while an Outside Director and shall not have fully exercised options granted under the Outside Directors' Stock Option Plan, such options may be exercised in whole or in part within six months of the optionee's death by the executors or administrators of the optionee's estate or by the optionee's heirs. The vesting period, if any, specified for each option will be accelerated upon the occurrence of a change of control or threatened change of control of the Company.

     Options under the Outside Directors' Stock Option Plan are granted only to Outside Directors. Under the Outside Directors' Stock Option Plan, the term "Outside Directors" means only those directors of the Company or a subsidiary of the Company who are not regular salaried employees of either the Company or a subsidiary as of the date the option is granted. No stock options were granted under the Outside Directors Stock Plan during the fiscal year ended June 30, 1997. As of October 8, 1997, (i) 30,000 options had been issued under the Outside Directors' Stock Option Plan, of which 10,000 had been exercised and 20,000 remained outstanding and currently exercisable, and (ii) 20,000 options remained available for future issuance under the Outside Directors' Stock Option Plan.

     Options issued under the Outside Directors' Stock Option Plan are not transferable or assignable by an optionee, voluntarily or by operation of law, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Each option is exercisable, during the optionee's lifetime, only by the optionee, his guardian or legal representative.

The 1997 Stock Incentive Plan

     The Company's stockholders are being asked to approve the 1997 Stock Incentive Plan (the "1997 Stock Incentive Plan") under which 500,000 shares of the Company's Common Stock will be reserved for issuance. The Board of Directors has authorized the implementation of the 1997 Stock Incentive Plan as a comprehensive equity incentive program to attract and retain the services of those individuals essential to the Company's growth and financial success. The 1997 Stock Incentive Plan will become effective upon the approval of the stockholders at the 1997 Annual Meeting (the "Effective Date"). Please see the discussion set forth herein under Proposal III.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent owners are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, the Company believes that, during the fiscal year ended June 30, 1997, all filing requirements applicable to its officers, directors and greater than ten-percent owners were complied with except that Terry D. Farmer failed to timely file one Form 5 and Dennis K. Hartnett failed to timely file one Form 3. The required filings have since been made.

      MATTERS TO BE ACTED UPON BY THE STOCKHOLDERS AT THE ANNUAL MEETING.

                               PROPOSALS 1(a)-(d)

                AMENDMENTS TO RESTATED ARTICLES OF INCORPORATION

     The Board of Directors of the Company has adopted resolutions proposing amendments (the "Proposed Amendments") to the Company's existing Articles of Incorporation, as amended (the "Current Articles"), which amendments would have the effect of reducing the likelihood that the Company would be subject to a change of control or delaying such a change of control. The Proposed Amendments are not in response to any change of control activity of which management of the Company is aware. The Proposed Amendments are attached hereto as Exhibit A.

                                 PROPOSAL 1(a)

                  AMENDMENT TO CURRENT ARTICLES TO PROVIDE FOR
                          STAGGERED TERM FOR DIRECTORS

     The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would provide for staggered terms for the directors, effective immediately and affecting the Board of Directors elected at the Annual Meeting. Under the proposed amendment, the Board of Directors shall be divided into three classes if the number of directors is four or more, with the classes to be as equal in number as may be possible. Any director or directors in excess of the number divisible by three shall be first assigned to Class 1, and any additional director shall be assigned to Class 2, as the case may be. (For example, if there are five directors, the fourth director shall be in Class 1 and the fifth director in Class 2.) If the proposed amendment is approved by the stockholders, the Board of Directors shall be divided into three classes with each Class 1 director elected to serve until the next ensuing annual meeting of stockholders, each Class 2 director elected to serve until the second ensuing annual meeting of stockholders, and each Class 3 director elected to serve until the third ensuing annual meeting of stockholders. At each annual meeting of stockholders following the Annual Meeting, the number of directors equal to the number of directors in a class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of stockholders.

     The proposed amendment also provides that notwithstanding the foregoing, directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

     The Current Articles provide that the directors shall be elected annually at each annual meeting of stockholders. Notwithstanding the foregoing, the directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office or until there is a decrease in the number of directors.

     The Board of Directors believes that a staggered Board will provide additional continuity to its management by having directors serve for a longer period of time, without standing for reelection each year. Also, a staggered Board will help to assure the continuity and stability of the Company's management and policies in the future since a majority of the Board at any given time will have prior experience as Board members.

     A staggered Board is also designed to reduce the vulnerability of the Company to an unsolicited takeover proposal. The Company believes that if a potential acquiror were to purchase a significant amount of controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with the potential acquiror. A staggered Board would reduce the likelihood of a total change in control, thereby allowing the Board the ability to take the time and gather the information necessary to evaluate a proposal and to study alternative proposals and to help ensure that the best price is obtained in any transaction.

     Conversely, a staggered Board would make it more difficult to change control of the Company by removing and replacing all or a majority of the Board. Since not all directors would stand for election at a single stockholders' meeting, as is the case now, stockholders desiring to change control would have to vote at multiple meetings in order to do so, requiring at least two annual meetings to remove and replace a majority of the directors of the Company, and three annual meetings to remove and replace the entire Board. Likewise, a staggered Board may discourage a potential acquiror from making a tender offer (including an offer at a substantial premium over the then-prevailing market value of the Common Stock), even though such an attempt might be beneficial to the Company and its stockholders. By reducing the attractiveness of accumulating large blocks of Common Stock and subsequently changing control of the Company, adoption of the amendment could tend to reduce any temporary fluctuation in the market price of the Common Stock that is caused by such accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

     See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by stockholders in making their voting decision.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by proxies and entitled to vote at the Annual Meeting is required for approval of this proposal. If such approval is obtained, such amendment will become effective upon the filing by the Company of Articles of Amendment to the Company's Articles of Incorporation, as amended, with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after stockholder approval is obtained.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL 1(b)

                  AMENDMENT TO CURRENT ARTICLES TO PROVIDE FOR
                      CREATION OF CLASS OF PREFERRED STOCK

     The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would give the Board of Directors the authority, without further action by the stockholders, to issue up to 2,000,000 shares of Preferred Stock in one or more series and to fix the number of shares constituting any such series and the preferences, limitations and relative rights, including dividend rights, dividend rate, voting rights, terms of redemption, redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series. The Current Articles do not authorize the issuance of Preferred Stock.

     The issuance of Preferred Stock could adversely affect the voting power and other rights of the holders of Common Stock. Preferred Stock may be issued quickly with terms calculated to delay or prevent a change in control of the Company or make removal of management more difficult. As a result, the Board's ability to issue Preferred Stock may discourage the potential hostility of an acquiror, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquiror may result in, among other things, terms more favorable to the Company and its stockholders.

     Conversely, the issuance of Preferred Stock may adversely affect the market price of, and the voting and other rights of the holders of, the Common Stock.

     See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by stockholders in making their voting decision.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by proxies and entitled to vote at the Annual Meeting is required for approval of this proposal. If such approval is obtained, such amendment will become effective upon the filing by the Company of Articles of Amendment to the Company's Articles of Incorporation, as amended, with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after stockholder approval is obtained.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL 1(c)

            AMENDMENT TO CURRENT ARTICLES TO INCREASE THE NUMBER OF
                     AUTHORIZED SHARES OF COMMON STOCK FROM
                            10,000,000 to 20,000,000

     The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 20,000,000. The Board of Directors determined that such an amendment is advisable and directed that the proposed amendment be considered by the Company's stockholders at the Annual Meeting.

Purposes and Effects of Increasing the Number of Authorized Shares of Common
Stock

     The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 20,000,000. The additional 10,000,000 shares, if and when used, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

     As of October 8, 1997, the Company had 8,008,784 shares of Common Stock issued and outstanding. In addition, as of such date, an aggregate of approximately 616,015 shares of Common Stock were reserved or allocated for issuance by the Company (i) pursuant to the Company's Restated 1994 Stock Option Plan; (ii) upon exercise of the Underwriter's Warrants issued in connection with its 1994 initial public offering and the Redeemable Common Stock Purchase Warrants underlying said Underwriter's Warrants; (iii) pursuant to its Outside Directors Option Plan; and (iv) subject to approval by the Company's stockholders of Proposal 3 and Proposal 4 described below, pursuant to the Company's 1997 Stock Incentive Plan. Subject to approval by the Company's stockholders of Proposal 3 described below, an additional 500,000 shares of Common Stock were reserved for issuance by the Company pursuant to the Company's 1997 Stock Incentive Plan.

     After taking into account the number of issued and outstanding shares of Common Stock together with the shares of Common Stock reserved or allocated for issuance by the Company, as of October 8, 1997, the Company had 1,596,171 shares of Common Stock which remain unreserved for issuance if Proposal 3 described below is not approved by the Company's stockholders and 1,096,171 shares of Common Stock which remain unreserved for issuance if Proposal 3 described below is so approved. The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to ensure that an adequate number of authorized and unissued shares is available principally for (i) the raising of additional capital for the operations of the Company and (ii) the financing of the acquisitions of other businesses. Except as described above, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized and such shares would be available for issuance without further action by stockholders, unless required by the Company's Articles of Incorporation, its By-Laws or by applicable law.

     The increase in the number of authorized shares of Common Stock has not been proposed for any anti-takeover-related purpose, and the Board of Directors and management of the Company have no knowledge of any current effort to obtain control of the Company or accumulate large amounts of its Common Stock. However, the availability of additional shares of Common Stock could make any attempt to gain control of the Company or of the Board of Directors more difficult. Shares of authorized but unissued Common Stock could be issued in an effort to dilute the stock ownership and voting power of any person or entity desiring to acquire control of the Company, which might have the effect of discouraging or making less likely such a change of control. Such shares could also be issued to other persons or entities who support the Board of Directors in opposing a takeover attempt that the Board of Directors has deemed not to be in the best interests of the Company and its stockholders.

     See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by stockholders in making their voting decision.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by proxies and entitled to vote at the Annual Meeting is required for approval of this proposal. If such approval is obtained, such amendment will become effective upon the filing by the Company of Articles of Amendment to the Company's Articles of Incorporation, as amended, with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after stockholder approval is obtained.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL 1(d)

    AMENDMENT TO CURRENT ARTICLES TO PROVIDE FOR SPECIAL VOTING REQUIREMENTS
                        FOR AMENDING BYLAWS AND ARTICLES

     The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would require the vote of a majority of "Continuing Directors" (defined as a director who was a member of the Company's Board on November 21, 1997 or a director who is elected to the Board after November 21, 1997, after a nomination from a majority of the existing Continuing Directors) to amend or repeal a Bylaw, unless the stockholders expressly have provided that a Bylaw may not be amended or repealed by the Board. Alternatively, a supermajority of two-thirds of the stockholders may vote to amend or repeal the Bylaws.

     The proposed amendment requires a supermajority vote of two-thirds of each voting group of the stockholders to either amend or repeal provisions contained in the Articles unless the desired amendment or repealed provision was previously approved by a majority of Continuing Directors, in which case only a majority vote of each voting group of stockholders is necessary.

     The Current Articles provide that the Board of Directors has the power to amend or repeal the Company's Bylaws, provided that the stockholders have not expressly provided otherwise. Additionally, the Current Articles provide that a majority of the stockholders may amend or repeal the Bylaws of the Company. Currently, the Articles of the Company may be only amended or repealed with the approval of a simple majority of the stockholders.

     The Board of Directors believes that the proposed amendment's special requirements for amending the Company's Bylaws and Articles would further protect the Company from unsolicited change of control attempts and are necessary to fulfill the intent of the proposed amendments contained in Proposals 1(a), (b), (c) and (e). For example, a supermajority requirement for amending the provisions contained in Proposal 1(a) would prevent a stockholder, or a group of stockholders with a majority of the Company's Common Stock from avoiding the requirement of a staggered Board by simply amending the Company's Restated Articles to delete the provisions. The supermajority requirement thereby assists management in retaining their positions.

     See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by stockholders in making their voting decision.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by proxies and entitled to vote at the Annual Meeting is required for approval of this proposal. If such approval is obtained, such amendment will become effective upon the filing by the Company of Articles of Amendment to the Company's Articles of Incorporation, as amended, with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after stockholder approval is obtained.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

              ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS

     The Proposed Amendments set forth in Proposals 1(a)-(d) have both advantages and disadvantages to stockholders. The Proposed Amendments do not prevent a purchase of all or a majority of the equity securities of the Company, whether pursuant to open-market purchases, negotiated purchases from large stockholders or an unsolicited bid for all or part of the securities of the Company. Rather, the Board believes that the Proposed Amendments would discourage disruptive tactics and encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board. The Board believes that it will therefore be in a better position to protect the interests of all the stockholders. Furthermore, the stockholders will have a more meaningful opportunity to evaluate any such action. Although the Proposed Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board, the overall effect of the Proposed Amendments may be to discourage a third party from making a tender offer for a portion or all of the Company's Common Stock, or otherwise attempting to obtain a substantial position in the equity securities of the Company, by preventing such third party from immediately removing and replacing the incumbent directors.

     To the extent any potential acquirors are deterred by the Proposed Amendments, the Proposed Amendments may have the effect of preserving the incumbent management in office. The Proposed Amendments may also serve to benefit incumbent management by making it more difficult to remove management even when the only reason for the proposed change of control of the stockholder action may be the unsatisfactory performance of the present directors. In addition, since the Proposed Amendments are in part designed to discourage accumulations of large blocks of the Company's voting shares by purchasers whose objective is to have such voting shares repurchased by the Company at a premium, their adoption could tend to reduce the temporary fluctuations in the market price of such voting shares that are caused by such accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their shares at a temporarily higher market price.

     Takeovers or changes in the Board of Directors that are effected without prior consultation and negotiation with the Company would not necessarily be detrimental to the Company and its stockholders. However, the Board feels that the benefits of seeking to protect the ability of the Company to negotiate effectively, through directors who have previously been elected by the stockholders as a whole and are familiar with the Company, outweigh any disadvantage of discouraging such unsolicited proposals. The Proposed Amendments are not in response to any specific efforts of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company. The Board is recommending the adoption of the Proposed Amendments in order to further continuity and stability in the leadership and policies of the Company and to discourage certain types of tactics that could involve actual or threatened changes of control that are not in the best interests of the stockholders. Because of the time associated with obtaining stockholder approval, the Board of Directors believes it is inadvisable to defer consideration of the Proposed Amendments until a takeover threat is pending. Once a specific threat exists, the time required to adopt the Proposed Amendments may render their adoption impractical prior to the completion of the takeover. Further, the absence of a specific threat permits stockholders to consider the merits of the Proposed Amendments outside the pressured atmosphere of a takeover threat. For these reasons, the Company believes it is prudent to consider the Proposed Amendments at this time.

     Except as disclosed herein, the Board of Directors does not currently contemplate recommending the adoption of any further amendments to the Articles or any other action designed to affect the ability of third parties to take over or change control of the Company.

                                   PROPOSAL 2

                             ELECTION OF DIRECTORS

Election

     The Restated By-Laws of the Company provide that the Board of Directors shall be composed of one (1) to nine (9) Directors, with such number to be fixed by the Board of Directors. Currently, the number of Directors of the Company, as fixed by the Board of Directors, is six (6) Directors. The Current Articles currently provide that directors serve one-year terms until the next annual meeting of stockholders and until their successors are elected and qualified.

     (a) IF PROPOSAL 1(a) APPROVED. If Proposal 1(a) is approved by the stockholders at the Annual Meeting, the directors of the Company would be divided into three classes. Following the Annual Meeting, one class of directors would be elected each year, and the members of such class would hold office for a three-year term and until their successors are duly elected and qualified, or until their death, resignation or removal from office. At the Annual Meeting, two Class 1 directors would be elected, each to serve a one-year term until the 1998 Annual Meeting and until their successors are elected and qualified. At the 1998 Annual Meeting, two Class 1 directors would be elected for a three-year term. The nominees for Class 1 directors are Terry D. Farmer and Frank D. Lackey. At the Annual Meeting, two Class 2 directors would be elected, each to serve a two-year term until the 1999 Annual Meeting and until their successors are elected and qualified. At the 1999 Annual Meeting, two Class 2 directors would be elected for a three-year term. The nominees for Class 2 directors are John D. Emery and Jon D. Word. At the Annual Meeting, two Class 3 directors will be elected for a three-year term until the 2000 Annual Meeting and until their successors are elected and qualified. At the 2000 Annual Meeting, Class 3 directors would be elected for a three-year term. The nominees for Class 3 directors are Michael R. Budagher and Ernie L. Carpenter. All of the nominees for the three classes are currently members of the Board of Directors of the Company.

     (b) IF PROPOSAL 1(a) NOT APPROVED. If Proposal 1(a) is not approved by the stockholders at the Annual Meeting, then six (6) directors will be elected at the Annual Meeting, each to serve for a one-year term until the 1998 Annual Meeting and until their successors are elected and qualified. The nominees are Michael R. Budagher, Ernie L. Carpenter, John D. Emery, Terry D. Farmer, Frank
D. Lackey and Jon D. Word, all of whom are currently members of the Board of Directors of the Company.

     The persons named on the enclosed proxy (the proxy holders) will vote for election of the Nominees either (a) for staggered terms if Proposal 1(a) is approved by the stockholders at the Annual Meeting or (b) for one-year terms if Proposal 1(a) is not approved, unless you have withheld authority for them to do so on your proxy card. In the unanticipated event that a Nominee is unable or declines for good cause to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

     Stockholders are asked to vote for the election of directors both if Proposal 1(a) is approved by the stockholders at the Annual Meeting (indicated on the attached Proxy as "2(a)") and if Proposal 1(a) is not approved (indicated on the attached Proxy as "2(b)").

     The Board of Directors unanimously recommends a vote for the election of its nominees as directors, either (a) for staggered terms if Proposal 1(a) is approved by the stockholders at the Annual Meeting or (b) for one-year terms if Proposal 1(a) is not approved.

     Set forth below is certain information with respect to the persons nominated by the Board of Directors. With respect to each such person, such information includes his age, the period during which he has served as a Director of the Company and his principal occupation and employment during the past five years. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected.

     The six (6) Directors are required to be elected by a plurality of the votes cast as to the subject Board seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

                       NOMINEES FOR ELECTION AS DIRECTOR
                       ---------------------------------

Name                    Age                   Description
----                    ---                   -----------

Michael R. Budagher(1)  39    Mr. Budagher founded the Company in 1981 and has
                              been Chairman of the Board, President, Chief
                              Executive Officer and a Director of the Company since its inception. Mr. Budagher was appointed
                              Treasurer of the Company in June, 1996. Mr.
                              Budagher is also a founder, stockholder and President of Specialty Antenna Site Resources,
                              Inc. ("SASR") and a founder, stockholder and President of Specialty Constructors Coatings, Inc.
                              ("SCC"). See "CERTAIN RELATIONSHIPS AND RELATED
                              TRANSACTIONS."

Ernie L. Carpenter  57        Mr. Carpenter was elected to the Board of
                              Directors in September, 1997. From March, 1997 to the present, Mr. Carpenter has been President and Chief Executive Officer of Microwave Tower
                              Service, Inc., which became a wholly-owned subsidiary of the Company on June 30, 1997. For more than five years prior to March 1997, Mr.
                              Carpenter was Controller of Microwave Tower
                              Services, Inc.

John D. Emery(2)(3) 49        Mr. Emery has been a Director of the Company since
                              1994. For more than five years, Mr. Emery has been President of Corporate Development Center, Inc., a consulting firm specializing in assisting fast growth companies, arranging mergers and acquisitions, rendering expert valuations, and providing crisis management services to businesses. In August, 1997, Mr. Emery founded
                              Growth Dynamics, LLC, which provides consulting and other services primarily to new or recently formed high technology companies. Mr. Emery also teaches Entrepreneurship, Business Ethics and
                              Organizational Environment, and Business Policy and Strategy at the University of New Mexico. Mr.
                              Emery holds a Master of Business Administration from the Harvard Business School.

Terry D. Farmer(2)(3)  47     Mr. Farmer has been a Director of the Company
                              since 1994. Mr. Farmer has been a stockholder, officer and director of the Albuquerque law firm of Moses, Dunn, Farmer & Tuthill, P.C. for more than five years. Mr. Farmer is a past President of the Albuquerque Lawyers Club and the Young Lawyers
                              Division of the State Bar of New Mexico. In 1994,
                              Mr. Farmer was elected a fellow in the New Mexico
                              Bar Foundation. See "CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS."

--------------------
(1) Member of the Secondary Stock Option Committee.
(2) Member of the Audit Committee.
(3) Member of the Compensation and Primary Stock Option Committee. (Table Continued on following page)

Name                Age                       Description
----                ---                       -----------

Frank D. Lackey     60        Mr. Lackey was elected to the Board of Directors
                              in May, 1997. From May 14, 1997 to the present,
                              Mr. Lackey has served as Chairman of the Board of Novak & Lackey Construction Co., Inc., which became a wholly-owned subsidiary of the Company on May 14, 1997. From March 1975 until May 14, 1997,
                              Mr. Lackey was the President and Chief Executive
                              Officer of Novak & Lackey Construction Co., Inc.

Jon D. Word(2)(3)  36         Mr. Word has been a Director of the Company since
                              1994. Mr. Word has been President and Chief
                              Executive Officer of Contact New Mexico, L.P., a paging and messaging service provider in New
                              Mexico and Southern Colorado since August, 1992.
                              Mr. Word also is an owner and director of Rural
                              Telco, Inc., a cellular telephone provider in North Carolina and is President and Director of Word SMR, Inc. which holds specialized mobile radio licenses in several locations throughout the United States. In 1991 and 1992, Mr. Word was a consultant in the wireless telecommunications industry, and from 1988 through 1991, he was Vice
                              President of Operations for Cellular Information
                              Systems, Inc., a wireless communications company.
                              Mr. Word received a Bachelor of Science Degree from Texas A&M University in 1984.

--------------------
(1) Member of the Secondary Stock Option Committee.
(2) Member of the Audit Committee.
(3) Member of the Compensation and Primary Stock Option Committee.

     The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Restated Bylaws also permit stockholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on October 14, 1997. A stockholder's notice of nomination must also set forth certain information specified in Section 2.6.2 of the Company's Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder.

Meetings of the Board of Directors and its Committees

     During the fiscal year ended June 30, 1997, there were six (6) meetings of the full Board of Directors. All nominees attended at least 75% of the meetings held during their terms as Directors. The Company's Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. Each committee met at least once during the fiscal year ended June 30, 1997. All committee members attended at least 75% of all committee meetings held during their terms as members of such committees.

     Audit Committee. The Audit Committee is currently composed of three (3) non-employee Directors. The current members of the Audit Committee are Messrs. Emery, Farmer and Word. This committee meets with the Company's independent public accountants to review the scope and results of auditing procedures and the Company's accounting procedures and controls. The Audit Committee also provides general oversight with respect to the accounting principles employed in the Company's financial reporting. The Audit Committee met two (2) times during the fiscal year ended June 30, 1997.

     Compensation and Primary Stock Option Committee. The Compensation and Primary Stock Option Committee (the "Compensation Committee") is composed of three (3) non-employee Directors. The current members of the Compensation Committee are Messrs. Emery, Farmer and Word. The Compensation Committee is responsible for determining and reviewing the compensation of the officers of the Company, including the Company's Chief Executive Officer. The Compensation Committee determines and reviews executive bonus plan targets and allocations and administers the terms and provisions of the Company's Restated 1994 Stock Option Plan. The Compensation Committee also has sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs under the 1997 Stock Incentive Plan with respect to officers or directors of the Company subject to the short swing profit liabilities of Section 16 of the Exchange Act. The Compensation Committee met one (1) time during the fiscal year ended June 30, 1997.

     Secondary Stock Option Committee. The Secondary Stock Option Committee is currently composed of one (1) Director who is not eligible to receive stock options under the Company's Outside Directors' Stock Option Plan (the "Outside Directors' Stock Option Plan"). Currently, Mr. Budagher is the sole member of the Secondary Stock Option Committee. The Compensation Committee also has authority to administer the Discretionary Option Grant and Stock Issuance Programs under the 1997 Stock Incentive Plan with respect to eligible persons other than officers or directors of the Company subject to the short swing profit liabilities of Section 16 of the Exchange Act. The Secondary Stock Option Committee met four (4) times during the fiscal year ended June 30, 1997.

                                   PROPOSAL 3

              APPROVAL OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN

     The Company's stockholders are being asked to approve the 1997 Stock Incentive Plan (the "1997 Stock Incentive Plan") under which 500,000 shares of the Company's Common Stock will be reserved for issuance. The Board of Directors has authorized the implementation of the 1997 Stock Incentive Plan as a comprehensive equity incentive program to attract and retain the services of those individuals essential to the Company's growth and financial success. The 1997 Stock Incentive Plan will become effective upon the approval of the stockholders at the 1997 Annual Meeting (the "Effective Date").

EXISTING EQUITY INCENTIVE PLANS

     The Company currently maintains the Restated 1994 Stock Option Plan and the Outside Directors' Stock Option Plan. As of October 8, 1997, (i) 394,325 options had been issued under the Amended and Restated 1994 Stock Option Plan of which 44,955 had been exercised and 349,370 remained outstanding, and (ii) 5,675 options remained available for future issuance under the Restated 1994 Stock Option Plan. As of October 8, 1997, (i) 30,000 options had been issued under the Outside Directors' Stock Option Plan, of which 10,000 had been exercised and 20,000 remained outstanding and currently exercisable, and (ii) 20,000 options remained available for future issuance under the Outside Directors' Stock Option Plan. As result of the MTS Merger, all options issued and outstanding under the Restated 1994 Stock Option Plan on June 30, 1997 (394,325 options) vested and became exercisable. However, such options continue to be subject to certain restrictions on exercise set forth in the Restated 1994 Stock Option Plan and, with respect to ________ options held by employees bound by employment agreements with the Company or one of its subsidiaries, by certain additional restrictions on exercise set forth in their employment agreement.

DESCRIPTION OF THE 1997 STOCK INCENTIVE PLAN

     The following is a summary of the principal features of the 1997 Plan. The summary does not, however, purport to be a complete description of all the provisions of the 1997 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary at the Company's principal executive offices in Cedar Crest, New Mexico.

     STRUCTURE. The 1997 Stock Incentive Plan will contain three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program, and (iii) an Automatic Option Grant Program. The principal features of each program are described below.

     ADMINISTRATION. The Compensation and Stock Options Committee of the Board will serve as the initial Plan Administrator with respect to the Discretionary Option Grant and Stock Issuance Programs. However, one or more additional Board committees may be appointed to administer those programs with respect to certain designated classes of individuals in the Company's service. The term "Plan Administrator" as used in this summary will mean the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 1997 Stock Incentive Plan. Administration of the Automatic Option Grant Program will be self-executing in accordance with the express provisions of such program.

     SHARE RESERVE. The maximum number of shares reserved for issuance under the 1997 Stock Incentive Plan will be limited to 500,000 shares of the Company's Common Stock. In no event may any one participant in the 1997 Stock Incentive Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 200,000 shares in the aggregate per calendar year.

     Shares subject to any outstanding options under the 1997 Stock Incentive Plan which expire or otherwise terminate prior to exercise will be available for subsequent option grants and direct issuances. Unvested shares issued under the 1997 Stock Incentive Plan and subsequently repurchased by the Company, at the exercise price or direct issue price paid per share, pursuant to its repurchase rights under the 1997 Stock Incentive Plan will also be available for subsequent issuance. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1997 Stock Incentive Plan will not be available for subsequent issuance.

     ELIGIBILITY. Officers and employees, nonemployee Board members and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only nonemployee members of the Board will be eligible to participate in the Automatic Option Grant Program.

     VALUATION. The fair market value per share of Common Stock on any relevant date under the 1997 Stock Incentive Plan will be the closing sales price per share on that date on the Nasdaq National Market.

DISCRETIONARY OPTION GRANT PROGRAM

     GRANTS. The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a nonstatutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     PRICE AND EXERCISABILITY. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The option will generally become exercisable in a series of installments over a specified period of service measured from the grant date. The exercise price may be paid in cash or in shares of the Common Stock.

     No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. The Plan Administrator may, however, allow nonstatutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more of such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

     TERMINATION OF SERVICE. Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares which have vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period during which those options may be exercised following the optionee's cessation of service. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

     STOCK APPRECIATION RIGHTS. The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option less (b)the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

          Limited stock appreciation rights may be provided to one or more officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer less (b) the exercise price payable for such share.

     CANCELLATION/REGRANT PROGRAM. The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price equal to the fair market value per share of Common Stock at the time of the new grant.

STOCK ISSUANCE PROGRAM

     Shares of Common Stock may be issued under the Stock Issuance Program as a bonus for services rendered to the Company or sold at a price per share not less than one hundred percent (100%) of their fair market value, payable in cash or through a promissory note payable to the Company. The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1997 Stock Incentive Plan.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, nonemployee Board members will receive option grants at specified intervals over their period of Board service. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of such program, and stockholder approval of this Proposal will also constitute preapproval of each option granted pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

     GRANTS. Each individual who first becomes a nonemployee Board member on or after the Effective Date, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a nonstatutory option to purchase 6,000 shares of Common Stock, provided such individual has not previously been in the Company's employ.

     On the date of each Annual Meeting, beginning with the 1998 Annual Meeting, each individual who is to continue to serve as a nonemployee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will automatically be granted a nonstatutory option to purchase 3,000 shares of Common Stock, provided such individual has served as a nonemployee Board member for at least six months. There will be no limit on the number of such 3,000 share option grants any one nonemployee Board member may receive over his or her period of Board service, and nonemployee Board members who have previously been employed by the Company will be eligible to receive one or more of those annual grants.

     EXERCISE/VESTING. Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date and a maximum term of ten years measured from such date. Each initial 6,000 share option grant shall be immediately exercisable for any or all of the option shares and will remain so exercisable until the expiration or sooner termination of the option term; provided, however, that 3,000 of such option shares will be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The unvested portion of the initial 6,000 share grant shall vest, and the Corporation's repurchase right shall lapse, in two (2) successive equal annual installments (the first of which shall be for 2,000 of the 3,000 unvested shares and the second of which shall be for the remaining 1,000 of the 3,000 unvested shares), upon the Optionee's completion of each year of Board service over the two (2) year period measured from the date of the initial grant. Each annual 3,000 share grant shall also be immediately exercisable for any or all of the option shares, provided, however, that 2,000 of the shares of Common Stock purchased under each annual 3,000 share grant shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The unvested portion of each annual 3,000 share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of two (2) successive equal annual installments upon the Optionee's completion of each year of Board service over the two (2) year period measured from the automatic grant date.

     Each automatic option will remain exercisable for a twelve month period following the optionee's cessation of service as a Board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Board member is vested at the time of his or her cessation of Board service.

     SPECIAL VESTING. The shares subject to each automatic option grant will immediately vest upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock, or (iv) a change in the majority of the Board effected through one or more contested elections for Board membership.

     STOCK APPRECIATION RIGHTS. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of
(a) the highest price per share of Common Stock paid in connection with such tender offer less (b) the exercise price payable for such share. Stockholder approval of this Proposal will constitute preapproval of each option granted with such a surrender right and the subsequent surrender of that option in accordance with the foregoing provisions. No additional approval of the 1997 Stock Incentive Plan Administrator or the Board will be required at the time of the actual option surrender and cash distribution.

     The remaining terms and conditions of each automatic option grant will, in general, conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

GENERAL PROVISIONS

     ACCELERATION. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance

Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all the option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity terminates within a designated period following such acquisition. The Plan Administrator also has the authority to grant options which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions.

     The Plan Administrator is also authorized to provide for the full and immediate vesting of all outstanding options and unvested shares under the Discretionary Option Grant and Stock Issuance Programs in connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by reason of one or more contested elections for Board membership), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service within a designated period following such change in control.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     FINANCIAL ASSISTANCE. The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1997 Stock Incentive Plan. The terms of any such assistance will be established in the sole discretion of the Plan Administrator. However, all loans made under the 1997 Stock Incentive Plan will be full-recourse and interest bearing, and the maximum credit available may not exceed the purchase price payable for the acquired shares plus any withholding tax liability incurred in connection with such acquisition.

     CHANGES IN CAPITALIZATION. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will automatically be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option. The adjustments to such outstanding options will preclude the dilution or enlargement of the rights and benefits available under those options.

     SPECIAL TAX ELECTION. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

     AMENDMENT AND TERMINATION. The Board may amend or modify the 1997 Stock Incentive Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1997 Stock Incentive Plan at any time, and the 1997 Stock Incentive Plan will in all events terminate upon the expiration of the ten (10) year term measured from the Effective Date.

FEDERAL INCOME TAX CONSEQUENCES

     OPTION GRANTS. Options granted under the 1997 Stock Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code (the "Code") or nonstatutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

        Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied,then a disqualifying disposition will result. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of a nonstatutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. If the shares acquired upon exercise of the nonstatutory option are unvested and subject to repurchase by the Company in the event the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The deduction will generally be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

     DIRECT STOCK ISSUANCES. The tax principles applicable to direct stock issuances under the 1997 Stock Incentive Plan will be substantially the same as those summarized above for the exercise of nonstatutory option grants.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of nonstatutory options will qualify as performance based compensation for purposes of Code Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices at 100% of fair market value will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by proxies and entitled to vote at the 1997 Annual Meeting is required for approval of the 1997 Stock Incentive Plan. If such approval is obtained, the 1997 Stock Incentive Plan will become effective on the date of the 1997 Annual Meeting. In the absence of such approval, the 1997 Stock Incentive Plan will not be implemented.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1997 STOCK INCENTIVE PLAN.

                                   PROPOSAL 4

                RATIFICATION OF PREVIOUSLY GRANTED STOCK OPTIONS

          In connection with the acquisition by Specialty Constructors, Inc., a wholly-owned subsidiary of the Company ("Specialty Constructors") of substantially all the assets of Paramount Communication Systems, Inc. ("Paramount"), on May 28, 1997, certain former employees of Paramount became employees of Specialty Constructors. In connection with their employment and execution of new employment agreements with Specialty Constructors, the Secondary Stock Option Committee authorized grants to the following employees of the number of options set forth opposite such person's name:

Joseph McCaul          500
Patrick McNally        500
Philip Musso           750
Michele Vaughn         500
Pasquale Rutigliano    500
Scott Milloy           500
Darrin Schaurer        750
Alan Barnes            750

     These options were granted at an exercise price of $11.125 per share, determined by the Secondary Stock Option Committee to equal the fair market value of the Company's Common Stock on the date of the option grant, and are subject to a three-year vesting schedule. These options are intended to qualify as incentive stock options under the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and were granted pursuant to the 1997 Stock Incentive Plan subject to stockholder approval of the 1997 Stock Incentive Plan. To date, all of these options remain unexercised.

     In connection with the MTS Merger, on June 30, 1997, the Secondary Stock Option Committee authorized grants to the following employees of MTS of the number of options set forth opposite such person's name:

Michael D. Brunick       100,000
Maralyn S. Davis          13,000
Michael J. Kitzmiller     13,000
Michael S. Nelson         13,000
Bob T. Paswalk            20,000
Kevin R. Paswalk          13,000
John J. Williamson        20,000
Darin L. Zundel           13,000
Matt Carpenter            13,000

     These options were granted at an exercise price of $14.75 per share, determined by the Secondary Stock Option Committee to equal the fair market value of the Company's Common Stock on the date of the option grant, and are subject to a three-year vesting schedule. With the exception of 80,000 of the options granted to Michael Brunick, all of these options are intended to qualify as incentive stock options under the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. All of these options granted pursuant to the 1997 Stock Incentive Plan subject to stockholder approval of the 1997 Stock Incentive Plan. To date, all of these options remain unexercised.

     In connection with the acquisition by Specialty Constructors of substantially all the assets of Ellis Tower Co., Inc. ("Ellis"), as of September 30, 1997, certain former employees of Ellis became employees of Specialty Constructors. In connection with his employment and execution of a new employment agreement with Specialty Constructors, the Secondary Stock Option Committee authorized a grant to of 15,000 options to Craig Lekutis.

     These options were granted at an exercise price of $15.50 per share, determined by the Board of Directors to equal the fair market value of the Company's Common Stock on the date of the option grant, and are subject to a three-year vesting schedule. These options are intended to qualify as incentive stock options under the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and were granted pursuant to the 1997 Stock Incentive Plan subject to stockholder approval of the 1997 Stock Incentive Plan. To date, all of these options remain unexercised.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by proxies and entitled to vote at the Annual Meeting is required for ratification of the previously granted stock options in order that the grant transactions comply with the provisions of Rule 16b-3 of the Exchange Act, to preserve their status as exempt under Section 16(b) of the 1934 Act. The Company's stockholders are being asked to ratify these stock option grants in order to motivate these employees to promote the Company's business otherwise use their best efforts in the service of the Company and the enhancement of stockholder value.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The accounting firm of KPMG Peat Marwick LLP served as the Company's independent auditors for the fiscal year ended June 30, 1997. The Board of Directors has selected that firm to continue in this capacity for the current fiscal year. The Company is asking the stockholders to ratify the selection by the Board of Directors of KPMG Peat Marwick

LLP as the Company's independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 1998 and to perform other appropriate services. Stockholder ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditor is not required by the Company's Bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the best interest of the Company and its stockholders.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding shares of the Company present or represented and entitled to vote at the Annual Meeting will be required for ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Set forth below is a description concerning transactions which may not otherwise be described herein by and between the Company and/or its affiliates and other persons or entities affiliated with the Company or its affiliates. The

Company is of the view that each of such transactions was on terms no less favorable to the Company than would otherwise have been available to the Company in transactions with unaffiliated third parties, if available at all.

     Michael R. Budagher owns 52% of Specialty Antenna Site Resources, Inc. ("SASR"). In 1990, SASR acquired approximately 200 microwave towers and related land from Western Union for future sale. SASR has sold approximately 95% of these towers. The Company did not transact any business with SASR during fiscal 1996 or 1997. However, in fiscal 1995, the Company received $1,200 for services provided to SASR by the Company. The relationship with SASR is expected to be negligible in the future.

     Until March 1, 1997, Michael R. Budagher owned 50% of Specialty Constructors Coatings, Inc. ("SCC"). SCC provides lead abatement services and finishes or refinishes metal structures, principally elevated water towers. During the years ended June 30, 1995, 1996 and 1997, the Company had paid $170,260, $401,587 and $606,304, respectively, for services provided by SCC to the Company. On March 1, 1997, Mr. Budagher sold his interest in SCC to two employees of SCC pursuant to a warrant to purchase said interests that was sold to these employees in 1996. On June, 1, 1997, the Company acquired substantially all the assets of SCC in exchange for 55,814 shares of Common Stock.

     Until August, 1997, Bruce P. Budagher, vice president of Specialty Constructors and the brother of Michael R. Budagher, and Sheril E. Budagher, the spouse of Michael R. Budagher, owned all of the outstanding stock of Specialty Manufacturing, Inc. ("SMI"). SMI manufactures devices ("SMI ground kits") that ground electric transmission lines used in connection with wireless transmitting
and receiving facilities.   Historically, the Company has bought SMI ground kits
for use in connection with certain of the Company's wireless infrastructure building operations. During fiscal 1995, 1996 and 1997, the Company purchased $12,065, $13,285 and $29,852, respectively, of SMI ground kits. In August, 1997, Microwave Tower Service, Inc., a wholly-owned subsidiary of the Company, acquired substantially all the inventory and manufacturing equipment of SMI and the right to manufacture and sell SMI ground kits in exchange for approximately $134,832 in cash and the right to receive a royalty of $2.00 per SMI ground kit sold by Microwave Tower Service, Inc. during the period beginning August 1, 1997 and ending July 31, 2000.

     The Company has utilized contract labor from Budagher's Nursery, Inc., a company wholly owned by William J. Budagher, a brother of Michael R. Budagher and Bruce P. Budagher. The Company paid $126,884, $92,391 and $452,338 for contract labor services provided by Budagher's Nursery, Inc. for the years ended June 30, 1995, 1996 and 1997, respectively.

     The Company presently leases approximately 5,400 square feet of office space from Michael R. Budagher, its Chairman of the Board, President, Chief Executive Officer, Treasurer and a Director, for $16,800 annually. The office space is located in a 6,400 square foot building in Cedar Crest, New Mexico. This office serves as the Company's headquarters and as a regional office for the Company's wireless infrastructure building and implementation and wireless infrastructure electrical design and engineering operations. Management of the Company believes that the rent for the space is at least as favorable as could have been negotiated in an arms length transaction.

     During the fiscal year ended June 30, 1997, the Company purchased $325,000 of components from Wireless Components, Inc., an entity owned by Tommie R. Carpenter, the former sole stockholder of Microwave Tower Service, Inc. As of October 8, 1997, Tommie R. Carpenter beneficially owned 2,380,000 shares of Common Stock or 29.7% of the shares outstanding on such date.

     In connection with the MTS Merger, on June 30, 1997, the Company borrowed $2,000,000 (the "Carpenter Loan") from Tommie R. Carpenter, the former sole stockholder of Microwave Tower Service, Inc. The Carpenter Loan bears interest at 8.25% and is the principal amount due in installments of $406,000 on September 1, 1997, $270,000 on December 1, 1997, $325,000 on January 1, 1998 and
$999,000 on April 1, 1998.

     There are numerous conflicts of interest between the Company and its affiliates, particularly between the Company and entities that are affiliated with individuals having executive responsibility for the Company. Typically, these include the possibility of channeling business to entities other than the Company that is more appropriately business of the Company, the Company paying excessive prices to affiliated entities, or the Company subsidizing the affiliated entity by charging less than market rates. The Company has extensive experience in costing the services it provides, and management of the Company believes that the Company's costing to affiliated entities is consistent with its general costing. Similarly, products or services received by the Company from affiliated entities have been at substantially the same rates charged other enterprises. The Company has compared these rates prior to engagement with independent quotes or with rates charged by other entities. None of the agreements or arrangements with affiliates are subject to adjustment.

     While there has been no independent determination as to the fairness of the Company's transactions with affiliated entities, the Company's Board of Directors has reviewed these transactions and has found the terms of these transactions to be fair and reasonable to the Company. Management of the Company believes that the transactions with affiliated entities that occurred in the past have been fair and reasonable to the Company and that practical measures have been taken to assure that any such transactions in the future will be fair and reasonable to the Company. Nonetheless, almost all transactions between the Company and affiliated entities have been with entities that are controlled by Michael R. Budagher. Michael R. Budagher has no intent to have any transaction with an affiliated entity that is not fair and reasonable to the Company, now or in the future.

     During the fiscal year ended June 30, 1997, the Company engaged in transactions with the law firm with which Mr. Farmer is associated. During the fiscal year ended June 30, 1997, the Company paid $25,085.17 to the law firm of Moses, Dunn, Farmer and Tuthill, P.C. Mr. Farmer is a stockholder, officer and director of that firm and a Director of the Company.

                                 OTHER MATTERS

Stockholder Proposals and Nominations for Directors for the Company's Next Annual Meeting

     Any stockholder who intends to present a proposal for consideration at the Company's next annual meeting of stockholders intended to occur on or about November 15, 1998 must, on or before September 16, 1998, submit his proposal to the Company in order to have the Company consider the inclusion of such proposal in the Company's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.

     Nominations for election to the Board of Directors at the Company's next annual meeting may be made only in writing by a stockholder entitled to vote at such annual meeting and must be addressed to the Secretary, Specialty Teleconstructors, Inc., 12001 Hwy. 14 North, Cedar Crest, New Mexico 87008. Nominations must be received by the Secretary on or before September 16, 1998, and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by
Schedule 14A of the Exchange Act.

Other Business

     The Board of Directors is not aware of any other matters that may be brought before the Annual Meeting. If other matters not now known come before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

Independent Public Accountants

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Annual Report on Form 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB which contains copies of the Company's audited financial statements is being sent to stockholders with this Proxy Statement.

     IN ADDITION, THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS FOR THIS REPORT SHOULD BE ADDRESSED TO DENNIS K. HARTNETT, CORPORATE SECRETARY OF SPECIALTY TELECONSTRUCTORS INC., 12001 HWY. 14 NORTH, CEDAR CREST, NEW MEXICO 87008, TELEPHONE NUMBER (505) 281-2197.

                                   EXHIBIT A

                        PROPOSED AMENDMENTS TO RESTATED
                           ARTICLES OF INCORPORATION

PROPOSAL 1(a):

                                 "ARTICLE FOUR

                                   DIRECTORS

     Section 4.01 Governing Board.  The members of the governing board of the
                  ---------------
corporation shall be styled directors.

     Section 4.02  Number. The Corporation shall have at least one director, the
                   ------
actual number to be determined as set forth in the Bylaws.

     Section 4.03  Staggered Terms. The Board of Directors shall be divided into
                   ---------------
three classes if the number of directors is four or more, with said classes to be as equal in number as may be possible. Any director or directors in excess of the number divisible by three shall be first assigned to Class 1, and any additional director shall be assigned to Class 2, as the case may be. (For example, if there are five directors, the fourth director shall be in Class 1 and the fifth director in Class 2.) At the first election of directors to such classified Board of Directors, each Class 1 Director shall be elected to serve until the next ensuing annual meeting of stockholders, each Class 2 Director shall be elected to serve until the second annual meeting of stockholders and each Class 3 Director, shall be elected to serve until the third ensuing annual meeting of stockholders. At each annual meeting of stockholders following the meeting at which the Board of Directors is initially classified, the number of directors equal to the number of directors in a class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of stockholders. Notwithstanding any of the foregoing provisions of this Article Four, directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director."

PROPOSAL 1(b):

If Proposal 1(c) also is approved:

                                 "ARTICLE THREE
                                SHARES OF STOCK

     Section 3.01  Number and Classes.  The total number of shares of capital
                   ------------------
stock which this Corporation is authorized to issue is TWENTY-TWO MILLION (22,000,000), consisting of TWENTY MILLION (20,0000,000) shares of Common Stock, par value one cent ($0.01) per share, and TWO MILLION (2,000,000) shares of Preferred Stock. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth. Subject to the rights and preferences of the Preferred Stock, (i) the Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors, and (ii) the Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences, rights, qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions providing for the issuance thereof.

     Section 3.02  Issuance of Preferred Stock in Series.  The Preferred Stock
                   -------------------------------------
may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Restated Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof. The Board of Directors shall have the authority to fix, determine and amend, subject to the provisions hereof, the voting powers, designations, preferences, rights, qualifications, limitations or restrictions of the shares of any series that is wholly unissued or is to be established. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In the event that there are no issued or outstanding shares of a series of Preferred Stock which this Corporation has been authorized to issue, unless otherwise specifically provided in the resolution establishing such series, the Board of Directors, without any further action on the part of the holders of the outstanding shares of any class or series of stock of this corporation, may amend these Restated Articles of Incorporation to delete all reference to such series.

     Section 3.03  Dividends.  The holders of shares of Preferred Stock shall be
                   ---------
entitled to receive dividends, out of the funds of this Corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the Board of Directors in designating a particular series of Preferred Stock. If such dividends on the Preferred Stock shall be cumulative, then if dividends shall not have been paid, the deficiency shall be fully paid or the dividends declared and set apart for payment at such rate, but without interest on cumulative dividends, before any dividends on the Common Stock shall be paid or declared and set apart for payment. The holders of Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.

     Section 3.04  Redemption.  The Preferred Stock may be redeemable at such
                   ----------
price, in such amount, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by this Corporation to the extent legally permissible.

     Section 3.05  Liquidation.  In the event of any liquidation, dissolution or
                   -----------
winding up of the affairs of this Corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of Common Stock, the holders of Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share as may be provided by the Board of Directors in designating a particular series of Preferred Stock and dividends accrued thereon to the date of such payment. The holders of Preferred Stock shall not be entitled to receive any distributive amount upon the liquidation, dissolution or winding up of the affairs of this Corporation other than the distributive amounts referred to in this section, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

     Section 3.06  Conversion.  Shares of Preferred Stock may be convertible
                   ----------
into Common Stock of this Corporation upon such terms and conditions, at such rate and subject to such adjustments as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

     Section 3.07  Voting Rights.  Holders of Preferred Stock shall have such
                   -------------
voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock."

If Proposal 1(c) is not approved:

                                 "ARTICLE THREE
                                SHARES OF STOCK

     Section 3.01  Number and Classes.  The total number of shares of capital
                   ------------------
stock which this Corporation is authorized to issue is TWELVE MILLION (12,000,000), consisting of TEN MILLION (10,0000,000) shares of Common Stock, par value one cent ($0.01) per share, and TWO MILLION (2,000,000) shares of Preferred Stock. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth. Subject to the rights and preferences of the Preferred Stock, (i) the Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors, and (ii) the Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences, rights, qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions providing for the issuance thereof.

     Section 3.02  Issuance of Preferred Stock in Series.  The Preferred Stock
                   -------------------------------------
may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Restated Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof. The Board of Directors shall have the authority to fix, determine and amend, subject to the provisions hereof, the voting powers, designations, preferences, rights, qualifications, limitations or restrictions of the shares of any series that is wholly unissued or is to be established. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In the event that there are no issued or outstanding shares of a series of Preferred Stock which this Corporation has been authorized to issue, unless otherwise specifically provided in the resolution establishing such series, the Board of Directors, without any further action on the part of the holders of the outstanding shares of any class or series of stock of this corporation, may amend these Restated Articles of Incorporation to delete all reference to such series.

     Section 3.03  Dividends.  The holders of shares of Preferred Stock shall be
                   ---------
entitled to receive dividends, out of the funds of this Corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the Board of Directors in designating a particular series of Preferred Stock. If such dividends on the Preferred Stock shall be cumulative, then if dividends shall not have been paid, the deficiency shall be fully paid or the dividends declared and set apart for payment at such rate, but without interest on cumulative dividends, before any dividends on the Common Stock shall be paid or declared and set apart for payment. The holders of Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.

     Section 3.04  Redemption.  The Preferred Stock may be redeemable at such
                   ----------
price, in such amount, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by this Corporation to the extent legally permissible.

     Section 3.05  Liquidation.  In the event of any liquidation, dissolution or
                   -----------
winding up of the affairs of this Corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of Common Stock, the holders of Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share as may be provided by the Board of Directors in designating a particular series of Preferred Stock and dividends accrued thereon to the date of such payment. The holders of Preferred Stock shall not be entitled to receive any distributive amount upon the liquidation, dissolution or winding up of the affairs of this Corporation other than the distributive amounts referred to in this section, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

     Section 3.06  Conversion.  Shares of Preferred Stock may be convertible
                   ----------
into Common Stock of this Corporation upon such terms and conditions, at such rate and subject to such adjustments as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

     Section 3.07  Voting Rights.  Holders of Preferred Stock shall have such
                   -------------
voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock."

PROPOSAL 1(c):

If Proposal 1(b) also is approved:

                                 "ARTICLE THREE
                                SHARES OF STOCK

     Section 3.01  Number and Classes.  The total number of shares of capital
                   ------------------
stock which this Corporation is authorized to issue is TWENTY-TWO MILLION (22,000,000), consisting of TWENTY MILLION (20,0000,000) shares of Common Stock, par value one cent ($0.01) per share, and TWO MILLION (2,000,000) shares of Preferred Stock. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth. Subject to the rights and preferences of the Preferred Stock, (i) the Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors, and (ii) the Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences, rights, qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions providing for the issuance thereof.

     Section 3.02  Issuance of Preferred Stock in Series.  The Preferred Stock
                   -------------------------------------
may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Restated Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof. The Board of Directors shall have the authority to fix, determine and amend, subject to the provisions hereof, the voting powers, designations, preferences, rights, qualifications, limitations or restrictions of the shares of any series that is wholly unissued or is to be established. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In the event that there are no issued or outstanding shares of a series of Preferred Stock which this Corporation has been authorized to issue, unless otherwise specifically provided in the resolution establishing such series, the Board of Directors, without any further action on the part of the holders of the outstanding shares of any class or series of stock of this corporation, may amend these Restated Articles of Incorporation to delete all reference to such series.

     Section 3.03  Dividends.  The holders of shares of Preferred Stock shall be
                   ---------
entitled to receive dividends, out of the funds of this Corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the Board of Directors in designating a particular series of Preferred Stock. If such dividends on the Preferred Stock shall be cumulative, then if dividends shall not have been paid, the deficiency shall be fully paid or the dividends declared and set apart for payment at such rate, but without interest on cumulative dividends, before any dividends on the Common Stock shall be paid or declared and set apart for payment. The holders of Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.

     Section 3.04  Redemption.  The Preferred Stock may be redeemable at such
                   ----------
price, in such amount, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by this Corporation to the extent legally permissible.

     Section 3.05  Liquidation.  In the event of any liquidation, dissolution or
                   -----------
winding up of the affairs of this Corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of Common Stock, the holders of Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share as may be provided by the Board of Directors in designating a particular series of Preferred Stock and dividends accrued thereon to the date of such payment. The holders of Preferred Stock shall not be entitled to receive any distributive amount upon the liquidation, dissolution or winding up of the affairs of this Corporation other than the distributive amounts referred to in this section, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

     Section 3.06  Conversion.  Shares of Preferred Stock may be convertible
                   ----------
into Common Stock of this Corporation upon such terms and conditions, at such rate and subject to such adjustments as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

     Section 3.07  Voting Rights.  Holders of Preferred Stock shall have such
                   -------------
voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock."

If Proposal 1(b) is not approved:

                                 "ARTICLE THREE
                                SHARES OF STOCK

     Section 3.01  Number and Class.  The total number of shares of capital
                   ----------------
stock which this Corporation is authorized to issue is TWENTY MILLION (20,000,000), consisting of shares of Common Stock, par value one cent ($0.01) per share. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors, and the Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences, rights, qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions providing for the issuance thereof."

PROPOSAL 1(d)

If Proposal 1(b) also is approved:

                                 "ARTICLE EIGHT
                                     BYLAWS

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this Corporation subject to approval by a majority of the Continuing Directors (as defined in Article XII hereof); provided, however, that the Board of Directors may not repeal or amend any bylaw that the stockholders expressly have provided may not be amended or repealed by the Board of Directors. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of this Corporation by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Preferred Stock, by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of Common Stock and/or such class or series of Preferred Stock, voting as separate voting groups."

                                 "ARTICLE NINE
                AMENDMENTS TO RESTATED ARTICLES OF INCORPORATION

     This Corporation reserves, and the rights of the stockholders of this Corporation are granted subject to, the right to amend or repeal any of the provisions contained in these Restated Articles of Incorporation as follows:

     Section 9.01  Supermajority Voting.  Except as provided in Section 9.02 of
                   --------------------
this Article Nine, the Restated Articles of Incorporation may be amended or repealed only upon the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Preferred Stock, by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock and/or of such class or series of Preferred Stock, voting as separate voting groups.

     Section 9.02  Majority Voting.  Notwithstanding the provisions of Section
                   ---------------
9.01 of this Article Nine, if an amendment or repeal of a Section or Article of the Restated Articles of Incorporation is approved by a majority of the Continuing Directors (as defined below), voting separately and as a subclass of directors, such amendment or repeal shall require the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Preferred Stock, by the affirmative vote of the holders of at least a majority of the Common Stock and/or of such class or series of Preferred Stock, voting as separate voting groups. For the purpose of this Article Nine, "Continuing Director" means any member of the Board of Directors (i) who was a member of the Board of Directors on November 21, 1997, or (ii) who is elected to the Board of Directors after November 21, 1997, after being nominated by a majority of the Continuing Directors voting separately and as a subclass of directors on such nomination."

If Proposal 1(b) is not approved:

                                 "ARTICLE EIGHT
                                     BYLAWS

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this Corporation subject to approval by a majority of the Continuing Directors (as defined in Article XII hereof); provided, however, that the Board of Directors may not repeal or amend any bylaw that the stockholders expressly have provided may not be amended or repealed by the Board of Directors. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of this Corporation by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote thereon."

                                 "ARTICLE NINE
                AMENDMENTS TO RESTATED ARTICLES OF INCORPORATION

     This Corporation reserves, and the rights of the stockholders of this Corporation are granted subject to, the right to amend or repeal any of the provisions contained in these Restated Articles of Incorporation as follows:

     Section 9.01  Supermajority Voting.  Except as provided in Section 9.02 of
                   --------------------
this Article Nine, the Restated Articles of Incorporation may be amended or repealed only upon the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

     Section 9.02  Majority Voting.  Notwithstanding the provisions of Section
                   ---------------
9.01 of this Article Nine, if an amendment or repeal of a Section or Article of the Restated Articles of Incorporation is approved by a majority of the Continuing Directors (as defined below), voting separately and as a subclass of directors, such amendment or repeal shall require the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote thereon. For the purpose of this Article Nine, "Continuing Director" means any member of the Board of Directors (i) who was a member of the Board of Directors on November 21, 1997, or (ii) who is elected to the Board of Directors after November 21, 1997, after being nominated by a majority of the Continuing Directors voting separately and as a subclass of directors on such nomination."

                        SPECIALTY TELECONSTRUCTORS, INC.

                                     PROXY

                       THIS PROXY IS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS

     I hereby constitute and appoint Michael R. Budagher and Dennis K. Hartnett and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares held of record by me at the Annual Meeting of Stockholders of Specialty Teleconstructors, Inc. to be held on November 21, 1997 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

     UNLESS OTHERWISE SPECIFIED, ALL SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR EACH OF THE PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OF POSTPONEMENT THEREOF.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

1. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY FROM 10 MILLION TO 20 MILLION SHARES.

                   [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS TO CLASSIFY THE BOARD OF DIRECTORS OF THE COMPANY.

                   [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

3.  PROPOSAL TO ELECT SIX DIRECTORS FOR TERMS OF ONE TO THREE YEARS.

    [ ] FOR all nominees listed below        [ ] WITHHOLD AUTHORITY
        (except as marked to the contrary        to vote for all nominees listed
        below)                                   below:

        CLASS I                   CLASS II                    CLASS III
(ONE YEAR INITIAL TERM)    (TWO YEAR INITIAL TERM)    (THREE YEAR INITIAL TERM)

   Terry D. Farmer             John D. Emery            Michael R. Budagher
   Frank D. Lackey             Jon D. Word              Ernie L. Carpenter

INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.

---------------------------------

4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS FOR THE 1998 FISCAL YEAR.

                   [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

     Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                        ________________________________________
                                                        (Signature)

                                        ________________________________________
                                               (Signature if held jointly)



                                        Dated: ___________________________, 1997


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED BUSINESS REPLY ENVELOPE.